                                                                    Exhibit 32.1

   Certification BY LYLE G. STOCKSTILL Pursuant to 18 U.S.C. Section 1350, as
       Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Torch Offshore, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2004 as filed with the Securities and Exchange Commission of the date hereof (the "Report"), I, Lyle G. Stockstill, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Lyle G. Stockstill
----------------------
Lyle G. Stockstill
Chairman of the Board and Chief Executive Officer


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